Exhibit 99.1
DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 21, 2008

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information*

RECENT COMMITMENTS — (See Body of Report For Contract Details/Date Changes and Other Information)
Ocean Crusader									One ext. well with Breton, three wells with Apache
Ocean Drake									One well extension + option with Fairways
Ocean Summit									One well with Energy Partners

Domestic Deepwater Semisubmersibles (8)
Ocean Quest	3,500’	GOM	Contracted	Noble	two year term + option	mid 350’s	mid June 2007	mid June 2009	Available; actively marketing.
Ocean Star	5,500’	GOM	Contracted	Anadarko	term extension	mid 410’s	late Nov. 2007	late Nov. 2008	Available; actively marketing.
Ocean America	5,500’	GOM	Contracted	LLOG	two well assignment from Mariner	low 410’s	mid Nov. 2007	late Feb. 2008	476-day term with Mariner in low 480’s beginning late Feb. 2008 and ending mid July 2009; term interrupted for special survey and maintenance expected to begin early Jan. 2009 and end late March 2009. Available; actively marketing.
Ocean Valiant	5,500’	GOM	Contracted	Anadarko	one year term extension	mid 390’s	mid Mar. 2007	mid Mar. 2008	One-year term extension with Anadarko in mid 420’s beginning mid March 2008 and ending mid June 2009; term interrupted for special survey and maintenance expected to begin early June 2008 and end early Sept. 2008. Available; actively marketing.
Ocean Victory	5,500’	GOM	Contracted	DODI	survey and maintenance	—	—	late Feb. 2008	Survey, followed by completion of Murphy contract ending late July 2008; followed by one well, plus option, with Newfield in low 300’s (swap from Voyager contract in low 300’s) beginning late July 2008 and ending mid Sept. 2008; followed by two wells with Callon in low 500’s beginning mid Sept. 2008 and ending mid March 2009. Available; actively marketing.
Ocean Baroness	7,000’	GOM	Contracted	Hess	three year term extension	mid 360’s	late Nov. 2007	mid April 2010	Available; actively marketing.
Ocean Endeavor	10,000’	GOM	Contracted	Devon	four year term + option	low 250’s	early July 2007	late June 2011	Available.
Ocean Confidence	7,500’	GOM	Contracted	BP	two year term	low 280’s	early Jan. 2006	end of BP well in progress — est. mid April 2008	Four-year term with Murphy in the GOM in the low 500’s beginning mid April 2008 and ending mid April 2012. Available; actively marketing.
Domestic 2nd/3rd Generation Semisubmersibles (2)
Ocean Yorktown	2,850’	GOM	Contracted	DODI	prep, mobe and acceptance test for Brazil	—	—	mid May 2008	Five-year term contract with Petrobras in Brazil in mid 230’s plus lump sum mobe and potential 15% bonus beginning in mid May 2008 and ending in mid May 2013. Available.
Ocean Saratoga	2,200’	GOM	Contracted	LLOG	six month term + option	low 300’s	late Oct. 2007	late April 2008	Available; actively marketing.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 21, 2008

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information*

Domestic Jackups (7)
Ocean Crusader	200’ MC	GOM	Contracted	Breton Energy	two wells	mid 50’s	late Dec. 2007	late Jan. 2008	One well extension with Breton in upper 50’s beginning late Jan. and ending mid Feb. 2008; followed by three wells plus option with Apache in low 60’s beginning mid Feb. and ending mid May 2008. Available; actively marketing.
Ocean Drake	200’ MC	GOM	Contracted	Fairways Offshore	two wells	low 60’s	late Oct. 2007	late Feb. 2008	One well extension plus option with Fairways in low 60’s beginning late Feb. and ending mid April 2008. Available; actively marketing.
Ocean Champion	250’ MS	GOM	Contracted	DODI	preping for 90-day term + option with Bois d’Arc	low 50’s	mid Jan. 2008	mid April 2008	Available; actively marketing.
Ocean Spartan	300’ IC	GOM	Contracted	Apache	three wells + option	low 60’s	mid Dec. 2007	late Mar. 2008	Available; actively marketing.
Ocean Summit	300’ IC	GOM	Contracted	Energy Partners	one well + option	low 70’s	mid Jan. 2008	late Mar. 2008	Available; actively marketing.
Ocean Titan	350’ IC	GOM	Contracted	Apache	two wells	low 80’s	mid Dec. 2007	late Jan. 2008	Two wells in mid 80’s beginning late Jan. and ending late March 2008. Available; actively marketing.
Ocean Tower	350’ IC	GOM	Contracted	Chevron	indexed term contract	low 140’s	early Dec. 2007	late April 2008	Indexed term contract with floor in low 140’s and ceiling in low 200’s. Available; actively marketing.

International Semisubmersibles (19

MEXICO
Ocean Ambassador	1,100’	GOM	Contracted	PEMEX	112-day contract extension	low 190’s	mid Dec. 2007	late Mar. 2008	Available; actively marketing.
Ocean New Era	1,500’	GOM	Contracted	PEMEX	2 1/2-year term	mid 260’s	late Oct. 2007	mid Feb. 2010	Available; actively marketing.
Ocean Voyager	2,000’	GOM	Contracted	PEMEX	2-1/2 year term	mid 330’s	early Nov. 2007	late Feb. 2010	Available; actively marketing.

NORTH SEA/MED
Ocean Nomad	1,200’	North Sea	Contracted	Talisman	18-month extension	mid 280’s	early Feb. 2007	early Aug. 2008	Two-year term extension with Talisman in mid 330’s beginning early Aug. 2008 and ending early Aug. 2010. Available; actively marketing.
Ocean Guardian	1,500’	North Sea	Contracted	Oilexco	two year term	mid 350’s	early June 2007	early June 2009	Available; actively marketing.
Ocean Princess	1,500’	North Sea	Contracted	Talisman	two year term	mid 150’s	late Jan. 2006	mid Feb. 2008	Two-year term extension with Talisman in mid 330’s beginning mid Feb. 2008 and ending mid Feb. 2010. Available; actively marketing.
Ocean Vanguard	1,500’	North Sea	Contracted	Statoil	resume contract	low 160’s	mid Jan. 2008	mid April 2008	Resume Statoil contract in low 160’s beginning mid Jan. 2008 and ending mid April 2008; followed by two year extension plus option with Statoil in low 400’s beginning mid April 2008 and ending mid April 2010. Available; actively marketing.
Ocean Lexington	2,200’	Egypt	Contracted	BP	36 month term + option	mid 260’s	late Nov. 2006	late Aug. 2009	Available; actively marketing.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 21, 2008

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information*

AUSTRALASIA
Ocean Bounty	1,500’	Australia	Contracted	Woodside	five wells	mid 100’s	early May 2007	early Feb. 2008	One year term extension with Woodside in low 350’s beginning in early Feb. as sublet from Chevron, with sublet ending early July 2008; followed by Special Survey beginning early July 2008 and ending early Aug. 2008; followed by remainder of one-year term with Woodside in low 350’s beginning early Aug. 2008 and ending mid March 2009. Available; actively marketing.
Ocean Patriot	1,500’	New Zealand	Contracted	DODI	survey and maintenance	—	—	late Feb. 2008	Last option well exercised with Anzon in low 350’s beginning late Feb. 2008 and ending early April 2008; followed by remainder of Santos term plus option in mid 370’s beginning early April 2008 and ending mid Nov. 2008; followed by two-year term contract in Australia at a dayrate between 380,000 and 420,000*** with Apache, plus option, beginning mid Nov. 2008 and ending mid Nov. 2010. Available; actively marketing.
Ocean Epoch	1,640’	Australia	Contracted	Shell	term program	mid 220’s	early April 2006	late Jan. 2008	One year term contract with Apache in Australia at a dayrate between 330,000 and 365,000*** beginning late Jan. 2008 and ending late Jan. 2009; followed by 550-day term contract in Australia in low 350’s with BHPB, plus option, beginning late Jan. 2009 and ending late July 2010. Available; actively marketing.
Ocean General	2,400	Indonesia	mobing to Timor Sea	Inpex	three wells	mid 130’s	early May 2007	late Jan. 2008	Two additional wells with Inpex in mid 170’s beginning late Jan. 2008 and ending mid May 2008; followed by survey and maintenance beginning mid May and ending early July 2008; followed by LOI for approximately two-year’s work plus option in low 280’s beginning early July 2008 and ending early July 2010.Available; actively marketing.
Ocean Rover	7,000’	Malaysia	Contracted	Murphy	balance of previously declared option wells	high 180’s	late Dec. 2007	early May 2008	Survey beginning early May 2008 and ending mid June; followed by one deepwater well in mid 350’s beginning mid June and ending late July 2008; followed by two previously declared option wells in high 240’s beginning late July and ending mid Oct. 2008; followed by one well with Newfield in Malaysia in low 450’s beginning mid Oct. 2008 and ending late Nov. 2008; followed by two-year term with Murphy in Malaysia in low 450’s beginning late Nov. 2008 and ending late Nov. 2010. Available; actively marketing.
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BRAZIL/TRINIDAD
Ocean Worker	3,500’	GOM	Contracted	Petro-Canada	six-month term	low 450’s	mid Nov. 2007	mid May. 2008	Lump sum mobe to Brazil plus subsequent acceptance test beginning mid May 2008 and ending early July 2008; followed by six-year term contract with Petrobras in low 270’s plus potential 10% performance bonus beginning early July 2008 and ending early July 2014. Available.
Ocean Yatzy	3,300’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 110’s	early Oct. 2005	early Oct. 2009	Five-year term extension in mid 240’s plus potential 10% performance bonus beginning early Oct. 2009 and ending early Oct. 2014. Available.
Ocean Concord	2,200’	GOM	Contracted	Petrobras	five year term plus potential bonus	low 230’s	mid Jan. 2008	mid Jan. 2013	Available.
Ocean Whittington	1,500’	Brazil	Contracted	Petrobras	five year term plus potential bonus	mid 220’s	late Aug. 2007	early Oct. 2012	Available.
Ocean Winner	3,500’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	low 110’s	mid Mar. 2006	mid Mar. 2010	Five-year term extension in low 270’s plus potential 10% performance bonus beginning mid Mar. 2010 and ending mid Mar. 2015. Available.
Ocean Alliance	5,000’	Brazil	Contracted	Petrobras	four year extension plus potential bonus	mid 150’s	mid Jan. 2008	early Sept. 2009	Resume four year extension ending early Sept. 2009. Six-year term extension in low 340’s plus potential 15% performance bonus beginning early Sept. 2009 and ending early Sept. 2015. Available.

DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
January 21, 2008

Dayrate
Rig Name	WD	Location	Status	Operator	Current Term	(000s)	Start Date	Est. End Date	Future Contracts and Other Information*

International Drillships (1)
Ocean Clipper	7,500’	Brazil	Contracted	Petrobras	five year extension plus potential bonus	low 180’s	mid Dec. 2005	mid Dec. 2010	Available.
International Jackups (6)
Ocean Sovereign	300’ IC	Indonesia	Contracted	Kodeco	18-month term + option	mid 90’s	mid Oct. 2006	mid-April 2008	Intermediate survey followed by two-year term extension with Kodeco in mid 140’s beginning early May 2008 and ending early May 2010. Available; actively marketing.
Ocean Columbia	250’ IC	GOM	Contracted	DODI	acceptance testing	—	—	late Jan. 2008	1-1/2 year term with Pemex in mid 120’s beginning late Jan. 2008 and ending mid June. 2009. Available; actively marketing.
Ocean Spur	300’ IC	Eqypt	Contracted	NOSPCO	180-day term	high 150’s	mid May 2007	early Feb. 2008	Intermediate survey; followed by one well with Gaz de France in Egypt in low 190’s beginning mid Feb. 2008 and ending early April 2008. Available; actively marketing.
Ocean Heritage	300’ IC	Qatar	Contracted	QPD	two wells + option	mid 170’s	late Aug. 2007	late Feb. 2008	Available; actively marketing.
Ocean King	300’ IC	Croatia	Contracted	CROSCO	shipyard	high 110’s	mid Nov. 2007	mid Nov. 2009	Shipyard work; followed by two-year bareboat charter with Crosco in high 100’s, on dayrate beginning mid Nov. 2007 and ending mid Nov. 2009. Available; actively marketing.
Ocean Nugget	300’ IC	GOM	Contracted	Pemex	term contract	high 160’s	early Oct 2006	late Mar. 2009	Available; actively marketing.
Upgrade (1)
Ocean Monarch	2,200’	Shipyard	Upgrading	DODI	—	—	—	—	Singapore shipyard for upgrade to 10,000 ft. capable 5th Generation rig. Estimated completion, including commissioning and mobe, late fourth quarter 2008; followed by four-year term, plus mobe, plus option, with Anadarko in the GOM in the mid 420’s beginning mid Jan. 2009 and ending mid Jan. 2013. Available.

New-build Rigs Under Construction (2)
Ocean Shield	350’ IC	Shipyard	—	—	—	—	—	—	Singapore shipyard, estimated completion Q2 2008; followed by one-year term in Australia with ENI in mid 260’s beginning upon delivery in the second quarter of 2008. Available; actively marketing.
Ocean Scepter	350’ IC	Shipyard	—	—	—	—	—	—	Brownsville shipyard, estimated completion Q2 2008. Available; actively marketing.
NOTES: *Generally, rig utilization rates approach 95-98% during contracted periods; however, utilization rates can be adversely impacted by additional downtime due to unscheduled repairs and maintenance, weather conditions and other factors. **An LOI is subject to customary conditions, including the execution of a definitive agreement, and as such may not result in a binding contract.Options are un-priced and any extension of contract is subject to mutually agreeable terms and conditions unless otherwise indicated. Indexed contracts generally reprice every 30 days. Mobe revenues (if any) and mobe expenses are deferred, and generally are amortized over the life of the contract. GOM = Gulf of Mexico. ***Dayrate range disclosed pursuant to terms of contract.

Forward-Looking Statements: The rig status report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain or be identified by the words “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate,” “believe,” “should,” “could,” “may,” “might,” “will,” “will be,” “will continue,” “will likely result,” “project,” “budget,” “forecast,” and similar expressions. Statements by the Company in the rig status report that contain forward-looking statements include, but are not limited to, statements regarding the current term, future dayrates, start and end dates and comments concerning future contracts and availability, letters of intent, utilization, surveys, downtime and other aspects of the Company’s drilling rigs, as well as statements concerning rigs being upgraded or to be upgraded and rigs under construction. Such statements are inherently subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company’s overall business and financial performance can be found in the Company’s reports and other documents filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, operating risks, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company’s control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the rig status report, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.